UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):            March 25, 2010

Noble Consolidated Industries Corp

(Exact name of registrant as specified in its charter)

Nevada	000-25523	33-08843633
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

   1280 Alexandria Court
 McCarran, Nevada   89343

(Address of Principal Executive Officers)                  (Zip Code)

Registrant's telephone number, including area code:     775-343-1000

U.S. Canadian Minerals, Inc

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Thomas E. Barton Chown and Mark A. Kersey tendered their resignations as officers and directors of the Registrant effective at 5pm PDT, March 25, 2010.

Valemiro Pacheco was appointed to serve as President and Secretary of the Registrant until the next annual general meeting of the shareholders of the Registrant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:                      March 26, 2010

By:	/s/ Valdemiro Pacheco
Valdemiro Pacheco
President

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